Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of December 31, 2012

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  The adoption of accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts was adopted retrospectively in the 2012 first quarter and has been applied to all prior period financial information in this financial supplement.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loan Investments	17
	e.	Eurozone Investments	18

V.	Other
	a.	Comments on Regulation G	19
	b.	Operating Income Reconciliation	20
	c.	Share Repurchase Activity	21
	d.	Annualized Operating Return on Average Common Equity	22
	e.	Capital Structure	23

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Year Ended
	December 31,			December 31,
	2012	2011	Change	2012	2011	Change

Gross premiums written	$813,928	$699,662	16.3%	$3,869,161	$3,436,456	12.6%

Net premiums written	$613,142	$511,124	20.0%	$3,052,235	$2,673,326	14.2%

Net premiums earned	$779,481	$673,192	15.8%	$2,935,140	$2,631,815	11.5%

Underwriting income (loss)	$(91,334)	$69,468	(231.5)%	$143,034	$44,012	225.0%

Net investment income	$73,769	$80,467	(8.3)%	$294,895	$338,198	(12.8)%
Per diluted share	$0.53	$0.59	(10.2)%	$2.13	$2.45	(13.1)%

Net income available to common shareholders	$13,732	$138,871	(90.1)%	$568,318	$410,319	38.5%
Per diluted share	$0.10	$1.01	(90.1)%	$4.11	$2.97	38.4%

After-tax operating income available to common shareholders (1)	$(24,667)	$128,891	(119.1)%	$350,640	$303,382	15.6%
Per diluted share	$(0.18)	$0.94	(119.1)%	$2.54	$2.19	16.0%

Comprehensive income (loss)	$(17,898)	$152,679	(111.7)%	$726,491	$385,583	88.4%

Cash flow from operations	$189,652	$109,641	73.0%	$921,603	$866,112	6.4%

Diluted weighted average common shares and common share equivalents outstanding	138,270,853	137,473,670	0.6%	138,258,847	138,289,702	(0.0)%

			% Point			% Point
			Change			Change
Underwriting ratios:
Loss ratio	79.9%	56.2%	23.7	63.4%	65.6%	(2.2)
Acquisition expense ratio	17.1%	18.2%	(1.1)	17.3%	17.5%	(0.2)
Other operating expense ratio	15.4%	15.3%	0.1	14.7%	15.2%	(0.5)
Combined ratio	112.4%	89.7%	22.7	95.4%	98.3%	(2.9)

Financial measures:

Change in book value per common share	(1.6)%	2.7%	(4.3)	13.9%	6.8%	7.1

Annualized operating return on average common equity	(2.0)%	12.3%	(14.3)	7.7%	7.2%	0.5

Total return on investments (2)
Including effects of foreign exchange	0.80%	0.82%	-2 bps	5.88%	3.81%	207 bps
Excluding effects of foreign exchange	0.67%	0.95%	-28 bps	5.59%	4.10%	149 bps

(1)	See page 19, Comments on Regulation G.
(2)

Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

Gross premiums written	$813,928	$936,764	$1,051,813	$1,066,656	$699,662	$860,289	$911,939	$964,566	$664,212	$3,869,161	$3,436,456
Net premiums written	613,142	755,249	820,233	863,611	511,124	691,381	706,543	764,278	482,911	3,052,235	2,673,326

Net premiums earned	$779,481	$748,691	$726,656	$680,312	$673,192	$682,049	$642,879	$633,695	$632,146	$2,935,140	$2,631,815
Fee income	5,664	1,077	806	543	982	848	784	815	2,814	8,090	3,429
Losses and loss adjustment expenses	(622,506)	(443,871)	(399,693)	(395,207)	(378,067)	(423,984)	(431,622)	(493,880)	(367,326)	(1,861,277)	(1,727,553)
Acquisition expenses, net	(133,568)	(128,065)	(128,289)	(118,962)	(123,339)	(120,205)	(110,639)	(108,754)	(104,824)	(508,884)	(462,937)
Other operating expenses	(120,405)	(104,380)	(105,757)	(99,493)	(103,300)	(100,141)	(101,445)	(95,856)	(112,228)	(430,035)	(400,742)
Underwriting income (loss)	(91,334)	73,452	93,723	67,193	69,468	38,567	(43)	(63,980)	50,582	143,034	44,012

Net investment income	73,769	73,221	73,608	74,297	80,467	82,753	86,671	88,307	90,601	294,895	338,198
Net realized gains	54,849	60,391	34,867	44,121	14,542	30,199	45,210	20,695	74,027	194,228	110,646
Net impairment losses recognized in earnings	(6,035)	(2,379)	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(11,388)	(9,062)
Equity in net income (loss) of investment funds accounted for using the equity method	16,567	24,330	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	73,510	(9,605)
Other income (loss)	(4,189)	(532)	695	(8,068)	(4,848)	2,432	(4,265)	4,567	6,165	(12,094)	(2,114)
Other expenses	(7,346)	(9,049)	(11,944)	(6,979)	(6,777)	(6,180)	(11,397)	(7,026)	(6,881)	(35,318)	(31,380)
Interest expense	(6,187)	(7,378)	(7,439)	(7,521)	(8,087)	(8,125)	(7,758)	(7,721)	(7,460)	(28,525)	(31,691)
Net foreign exchange gains (losses)	(22,997)	(16,959)	31,689	(20,688)	12,613	60,040	(18,375)	(36,912)	6,039	(28,955)	17,366
Income before income taxes	7,097	195,097	221,035	166,158	140,717	166,398	94,332	24,923	232,833	589,387	426,370
Income tax benefit (expense)	12,120	(5,441)	(767)	(1,902)	4,615	2,357	2,271	550	3,067	4,010	9,793

Net income	19,217	189,656	220,268	164,256	145,332	168,755	96,603	25,473	235,900	593,397	436,163
Preferred dividends	(5,485)	(5,484)	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,079)	(25,844)
Net income available to common shareholders	$13,732	$184,172	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$568,318	$410,319

Underwriting Ratios
Loss ratio	79.9%	59.3%	55.0%	58.1%	56.2%	62.2%	67.1%	77.9%	58.1%	63.4%	65.6%
Acquisition expense ratio	17.1%	17.0%	17.6%	17.4%	18.2%	17.5%	17.1%	17.0%	16.5%	17.3%	17.5%
Other operating expense ratio	15.4%	13.9%	14.6%	14.6%	15.3%	14.7%	15.8%	15.1%	17.8%	14.7%	15.2%
Combined ratio	112.4%	90.2%	87.2%	90.1%	89.7%	94.4%	100.0%	110.0%	92.4%	95.4%	98.3%

Net premiums written to gross premiums written	75.3%	80.6%	78.0%	81.0%	73.1%	80.4%	77.5%	79.2%	72.7%	78.9%	77.8%

Net income per common share
Basic	$0.10	$1.36	$1.58	$1.18	$1.05	$1.23	$0.69	$0.14	$1.60	$4.23	$3.10
Diluted	$0.10	$1.33	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$4.11	$2.97

Weighted average common shares and common share equivalents outstanding
Basic	134,229,078	135,067,360	134,529,129	133,954,623	132,612,528	131,560,851	131,232,269	133,499,241	143,320,146	134,446,158	132,221,970
Diluted	138,270,853	138,696,934	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	138,258,847	138,289,702

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,839,988	$9,944,186	$9,556,326	$9,221,145	$9,375,604	$9,529,834	$9,247,002	$8,916,017	$8,957,859
Short-term investments available for sale, at fair value	722,121	845,158	1,087,910	1,112,249	904,219	799,662	704,495	1,130,142	915,841
Investment of funds received under securities lending, at fair value	42,531	26,279	66,424	41,867	48,419	44,553	145,224	9,951	69,660
Equity securities available for sale, at fair value	312,749	312,371	260,864	318,181	299,584	273,213	320,434	361,639	310,194
Other investments available for sale, at fair value	549,280	477,857	381,576	357,992	238,111	229,974	299,845	293,073	275,538
Investments accounted for using the fair value option	917,466	698,068	496,843	500,283	366,903	319,381	321,790	256,614	219,173
TALF investments, at fair value	—	270,206	307,453	313,187	387,702	392,455	399,341	400,970	402,449
Investments accounted for using the equity method	307,105	339,587	331,601	347,273	380,507	383,543	399,968	449,206	508,334
Total investments	12,691,240	12,913,712	12,488,997	12,212,177	12,001,049	11,972,615	11,838,099	11,817,612	11,659,048

Cash	371,041	422,440	355,392	422,806	351,699	369,895	411,001	406,877	362,740
Accrued investment income	71,748	68,069	72,095	65,643	70,739	71,264	71,083	69,057	74,837
Investment in joint venture	107,284	109,363	109,240	107,866	107,576	107,642	105,982	105,495	105,698
Fixed maturities and short-term investments pledged under securities lending, at fair value	50,848	34,769	74,032	50,813	56,393	72,399	150,501	198,418	75,575
Securities purchased under agreements to resell using funds received under securities lending	—	—	—	—	—	20,032	—	185,176	—
Premiums receivable	688,873	773,172	834,116	700,137	501,563	606,963	712,397	633,144	503,434
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,870,037	1,733,830	1,849,191	1,849,603	1,851,584	1,840,191	1,855,342	1,772,130	1,763,985
Contractholder receivables	865,728	849,352	787,389	762,031	748,231	732,270	702,423	672,296	660,546
Prepaid reinsurance premiums	298,484	302,513	313,264	261,619	265,696	267,846	278,587	259,624	263,448
Deferred acquisition costs, net	262,822	279,171	272,736	261,467	227,884	253,163	257,292	251,226	227,278
Receivable for securities sold	19,248	894,318	821,527	621,560	462,891	1,067,188	733,931	749,708	56,145
Other assets	519,409	509,048	518,744	497,061	460,052	490,728	520,901	521,292	490,277
Total Assets	$17,816,762	$18,889,757	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011

Liabilities
Reserve for losses and loss adjustment expenses	$8,933,292	$8,562,328	$8,546,350	$8,511,323	$8,456,210	$8,523,522	$8,564,908	$8,319,324	$8,098,454
Unearned premiums	1,647,978	1,815,524	1,815,135	1,595,712	1,411,872	1,578,419	1,589,497	1,504,162	1,370,075
Reinsurance balances payable	188,546	172,016	184,763	137,791	133,866	123,815	154,860	131,512	132,452
Contractholder payables	865,728	849,352	787,389	762,031	748,231	732,270	702,423	672,296	660,546
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	—	185,223	235,818	239,551	310,486	314,137	318,441	322,222	325,770
Securities lending payable	52,356	35,707	76,383	52,224	58,546	74,696	155,072	203,925	78,021
Payable for securities purchased	37,788	1,012,060	927,962	742,995	480,230	1,161,591	838,787	1,266,390	200,192
Other liabilities	522,196	508,753	502,607	531,700	513,842	527,847	510,521	533,189	500,715
Total Liabilities	12,647,884	13,540,963	13,476,407	12,973,327	12,513,283	13,436,297	13,234,509	13,353,020	11,766,225

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	561	556	556	552	549	544	541	535	534
Additional paid-in capital	217,166	200,607	187,013	170,694	161,419	150,882	142,001	120,109	110,325
Retained earnings	5,364,973	5,351,241	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336
Accumulated other comprehensive income, net of deferred income tax	287,017	324,132	193,097	234,468	153,923	146,576	263,584	225,405	204,503
Common shares held in treasury, at cost	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)
Total Shareholders’ Equity	5,168,878	5,348,794	5,020,316	4,839,456	4,592,074	4,435,899	4,403,030	4,289,035	4,476,786
Total Liabilities and Shareholders’ Equity	$17,816,762	$18,889,757	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011

Common shares outstanding, net of treasury shares	133,842,613	136,540,178	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225

Book value per common share (1)	$36.19	$36.79	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73

(1)         Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

Comprehensive Income
Net income	$19,217	$189,656	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$593,397	$436,163
Other comprehensive income (loss), net of deferred income tax Unrealized holding gains (losses) arising during period	(2,938)	164,733	18,060	94,863	40,476	(71,861)	84,862	40,370	(141,807)	274,718	93,847
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(11)	(265)	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(787)	(4,788)
Reclassification of net realized gains, net of income taxes, included in net income	(39,897)	(47,411)	(43,792)	(27,511)	(29,785)	(30,707)	(47,682)	(20,176)	(43,414)	(158,611)	(128,350)
Foreign currency translation adjustments	5,731	13,978	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	17,774	(11,289)
Other comprehensive income (loss)	(37,115)	131,035	(41,371)	80,545	7,347	(117,008)	38,179	20,902	(183,867)	133,094	(50,580)
Comprehensive Income (Loss)	$(17,898)	$320,691	$178,897	$244,801	$152,679	$51,747	$134,782	$46,375	$52,033	$726,491	$385,583

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011
Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	—	325,000	—	—	—	—	—	—	325,000	—
Shares repurchased - Series A and B	—	—	(325,000)	—	—	—	—	—	—	(325,000)	—
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	556	556	552	549	544	541	535	534	531	549	534
Common shares issued, net	5	—	4	3	5	3	6	1	3	12	15
Balance at end of period	561	556	556	552	549	544	541	535	534	561	549

Additional Paid-in Capital
Balance at beginning of period	200,607	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640	161,419	110,325
Common shares issued, net	2,262	8	4,556	(3)	1,857	(2)	3,904	8	1,334	6,823	5,767
Issue costs on Series C preferred shares	—	—	(9,398)	—	—	—	—	—	—	(9,398)	—
Exercise of stock options	6,599	2,797	2,971	1,851	2,926	3,007	2,245	4,127	2,716	14,218	12,305
Amortization of share-based compensation	7,644	10,729	16,519	7,411	5,700	5,781	13,877	5,628	5,615	42,303	30,986
Other	54	60	1,671	16	54	95	1,866	21	20	1,801	2,036
Balance at end of period	217,166	200,607	187,013	170,694	161,419	150,882	142,001	120,109	110,325	217,166	161,419

Retained Earnings
Balance at beginning of period	5,351,241	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,796,655	4,386,336
Dividends declared on preferred shares	(5,485)	(5,484)	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(25,079)	(25,844)
Net income	19,217	189,656	220,268	164,256	145,332	168,755	96,603	25,473	235,900	593,397	436,163
Balance at end of period	5,364,973	5,351,241	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	5,364,973	4,796,655

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	324,132	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370	153,923	204,503
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(42,835)	117,322	(25,732)	67,352	10,691	(102,568)	37,180	20,194	(185,221)	116,107	(34,503)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(11)	(265)	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(787)	(4,788)
Foreign currency translation adjustments, net of deferred income tax	5,731	13,978	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	17,774	(11,289)
Balance at end of period	287,017	324,132	193,097	234,468	153,923	146,576	263,584	225,405	204,503	287,017	153,923

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(845,472)	(549,912)
Shares repurchased for treasury	(173,097)	(323)	(6,711)	(236)	(585)	(21,301)	(36,224)	(237,450)	(258,379)	(180,367)	(295,560)
Balance at end of period	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(1,025,839)	(845,472)

Total Shareholders’ Equity	$5,168,878	$5,348,794	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$5,168,878	$4,592,074

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011
Operating Activities
Net income	$19,217	$189,656	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$593,397	$436,163
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(56,844)	(61,950)	(36,681)	(44,072)	(12,940)	(29,615)	(48,886)	(22,481)	(78,261)	(199,547)	(113,922)
Net impairment losses included in earnings	6,035	2,379	1,951	1,023	1,959	2,739	1,684	2,680	3,230	11,388	9,062
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(6,315)	(19,177)	(6,111)	(12,030)	20,776	31,734	18,945	(355)	(26,110)	(43,633)	71,100
Share-based compensation	7,644	10,729	16,519	7,411	5,700	5,781	13,877	5,628	5,615	42,303	30,986
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	215,885	72,346	68,327	39,343	(59,998)	48,397	130,746	155,477	3,546	395,901	274,622
Unearned premiums, net of prepaid reinsurance premiums	(166,338)	6,556	95,142	181,735	(162,490)	9,919	63,987	130,136	(149,242)	117,095	41,552
Premiums receivable	84,474	68,881	(83,633)	(190,102)	106,818	82,200	(77,556)	(118,688)	157,034	(120,380)	(7,226)
Deferred acquisition costs, net	16,851	(5,832)	(13,121)	(32,269)	24,823	1,438	(5,464)	(22,056)	16,684	(34,371)	(1,259)
Reinsurance balances payable	23,569	(17,958)	40,310	(3,181)	8,896	(19,368)	23,109	(7,122)	3,277	42,740	5,515
Other liabilities	19,385	24,190	(12,660)	10,134	30,620	5,925	(26,613)	33,366	(47,339)	41,049	43,298
Other items, net	26,089	64,863	(37,864)	22,573	145	2,019	31,535	42,522	20,179	75,661	76,221
Net Cash Provided By Operating Activities	189,652	334,683	252,447	144,821	109,641	309,924	221,967	224,580	144,513	921,603	866,112

Investing Activities
Purchases of:
Fixed maturity investments	(4,898,519)	(5,123,575)	(3,952,868)	(3,593,630)	(3,758,854)	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(17,568,592)	(13,875,635)
Equity securities	(53,078)	(105,618)	(76,500)	(33,803)	(69,962)	(94,115)	(159,157)	(89,790)	(226,677)	(268,999)	(413,024)
Other investments	(299,741)	(314,065)	(147,076)	(239,167)	(220,048)	(166,449)	(114,588)	(92,777)	(147,127)	(1,000,049)	(593,862)
Proceeds from the sales of:
Fixed maturity investments	4,843,768	4,635,352	3,258,254	3,628,932	3,542,629	2,299,627	3,323,456	3,232,541	2,670,332	16,366,306	12,398,253
Equity securities	49,200	65,932	122,625	75,860	58,386	111,467	147,334	52,316	14,522	313,617	369,503
Other investments	114,537	112,129	105,815	111,149	147,243	191,767	119,780	84,967	133,211	443,630	543,757
Proceeds from redemptions and maturities of fixed maturities	248,514	268,288	337,132	261,660	296,408	200,671	283,512	253,898	266,044	1,115,594	1,034,489
Net (purchases) sales of short-term investments	113,780	246,746	32,837	(207,444)	(114,854)	(123,211)	459,091	(223,415)	(129,794)	185,919	(2,389)
Change in investment of securities lending collateral	(16,650)	40,677	(24,159)	6,322	16,150	80,376	48,853	(125,904)	131,389	6,190	19,475
Purchase of business, net of cash acquired	—	—	28,948	—	—	—	—	—	—	28,948	—
Purchases of furniture, equipment and other	(4,638)	(3,686)	(3,710)	(6,498)	(3,461)	(3,178)	(4,266)	(8,082)	(1,553)	(18,532)	(18,987)
Net Cash Provided By (Used For) Investing Activities	97,173	(177,820)	(318,702)	3,381	(106,363)	(232,919)	(131,125)	(68,013)	276,028	(395,968)	(538,420)

Financing Activities
Proceeds from issuance of Series C preferred shares, net	—	(26)	315,789	—	—	—	—	—	—	315,763	—
Repurchase of Series A and B preferred shares	—	—	(325,000)	—	—	—	—	—	—	(325,000)	—
Purchases of common shares under share repurchase program .	(172,056)	—	—	—	(3)	(20,833)	(29,552)	(237,173)	(258,150)	(172,056)	(287,561)
Proceeds from common shares issued, net	5,429	1,256	(432)	780	3,245	1,609	(1,397)	2,875	4,693	7,033	6,332
Repayments of borrowings	(186,291)	(50,804)	(3,910)	(69,863)	(3,513)	(4,225)	(3,919)	(3,695)	(31,072)	(310,868)	(15,352)
Change in securities lending collateral	16,650	(40,677)	24,159	(6,322)	(16,150)	(80,376)	(48,853)	125,904	(131,389)	(6,190)	(19,475)
Other	2,185	1,015	2,876	588	766	818	2,467	714	(893)	6,664	4,765
Preferred dividends paid	(5,484)	(5,485)	(10,951)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(28,381)	(25,844)
Net Cash Provided By (Used For) Financing Activities	(339,567)	(94,721)	2,531	(81,278)	(22,116)	(109,468)	(87,715)	(117,836)	(423,272)	(513,035)	(337,135)

Effects of exchange rate changes on foreign currency cash	1,343	4,906	(3,690)	4,183	642	(8,643)	997	5,406	(526)	6,742	(1,598)

Increase (decrease) in cash	(51,399)	67,048	(67,414)	71,107	(18,196)	(41,106)	4,124	44,137	(3,257)	19,342	(11,041)
Cash beginning of period	422,440	355,392	422,806	351,699	369,895	411,001	406,877	362,740	365,997	351,699	362,740
Cash end of period	$371,041	$422,440	$355,392	$422,806	$351,699	$369,895	$411,001	$406,877	$362,740	$371,041	$351,699

Income taxes paid (received), net	$(5,917)	$(220)	$1,548	$2,788	$(7,724)	$3,662	$2,296	$3,670	$3,140	$(1,801)	$1,904
Interest paid	$11,882	$2,202	$12,843	$2,206	$13,047	$2,177	$13,084	$2,191	$12,831	$29,133	$30,499

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended December 31, 2012 and 2011

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2012			December 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$571,157	$245,292	$813,928	$540,617	$161,904	$699,662
Net premiums written	386,714	226,428	613,142	360,739	150,385	511,124

Net premiums earned	$455,668	$323,813	$779,481	$422,667	$250,525	$673,192
Fee income	532	5,132	5,664	729	253	982
Losses and loss adjustment expenses	(383,106)	(239,400)	(622,506)	(282,769)	(95,298)	(378,067)
Acquisition expenses, net	(75,392)	(58,176)	(133,568)	(73,975)	(49,364)	(123,339)
Other operating expenses	(82,123)	(38,282)	(120,405)	(77,593)	(25,707)	(103,300)
Underwriting income (loss)	$(84,421)	$(6,913)	(91,334)	$(10,941)	$80,409	69,468

Net investment income			73,769			80,467
Net realized gains			54,849			14,542
Net impairment losses recognized in earnings			(6,035)			(1,959)
Equity in net income (loss) of investment funds accounted for using the equity method			16,567			(14,702)
Other income (loss)			(4,189)			(4,848)
Other expenses			(7,346)			(6,777)
Interest expense			(6,187)			(8,087)
Net foreign exchange (losses) gains			(22,997)			12,613
Income before income taxes			7,097			140,717
Income tax (expense) benefit			12,120			4,615

Net income			19,217			145,332
Preferred dividends			(5,485)			(6,461)
Net income available to common shareholders			$13,732			$138,871

Underwriting Ratios
Loss ratio	84.1%	73.9%	79.9%	66.9%	38.0%	56.2%
Acquisition expense ratio (2)	16.4%	18.0%	17.1%	17.3%	19.7%	18.2%
Other operating expense ratio	18.0%	11.8%	15.4%	18.4%	10.3%	15.3%
Combined ratio	118.5%	103.7%	112.4%	102.6%	68.0%	89.7%

Net premiums written to gross premiums written	67.7%	92.3%	75.3%	66.7%	92.9%	73.1%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)         The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Year Ended December 31, 2012 and 2011

(U.S. dollars in thousands)

	Year Ended			Year Ended
	December 31, 2012			December 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,593,959	$1,282,000	$3,869,161	$2,444,485	$998,520	$3,436,456
Net premiums written	1,825,334	1,226,901	3,052,235	1,721,279	952,047	2,673,326

Net premiums earned	$1,800,343	$1,134,797	$2,935,140	$1,679,047	$952,768	$2,631,815
Fee income	2,335	5,755	8,090	2,870	559	3,429
Losses and loss adjustment expenses	(1,283,841)	(577,436)	(1,861,277)	(1,172,742)	(554,811)	(1,727,553)
Acquisition expenses, net	(298,983)	(209,901)	(508,884)	(278,696)	(184,241)	(462,937)
Other operating expenses	(307,489)	(122,546)	(430,035)	(307,797)	(92,945)	(400,742)
Underwriting income (loss)	$(87,635)	$230,669	143,034	$(77,318)	$121,330	44,012

Net investment income			294,895			338,198
Net realized gains			194,228			110,646
Net impairment losses recognized in earnings			(11,388)			(9,062)
Equity in net income (loss) of investment funds accounted for using the equity method			73,510			(9,605)
Other income (loss)			(12,094)			(2,114)
Other expenses			(35,318)			(31,380)
Interest expense			(28,525)			(31,691)
Net foreign exchange (losses) gains			(28,955)			17,366
Income before income taxes			589,387			426,370
Income tax (expense) benefit			4,010			9,793

Net income			593,397			436,163
Preferred dividends			(25,079)			(25,844)
Net income available to common shareholders			$568,318			$410,319

Underwriting Ratios
Loss ratio	71.3%	50.9%	63.4%	69.8%	58.2%	65.6%
Acquisition expense ratio (2)	16.5%	18.5%	17.3%	16.4%	19.3%	17.5%
Other operating expense ratio	17.1%	10.8%	14.7%	18.3%	9.8%	15.2%
Combined ratio	104.9%	80.2%	95.4%	104.5%	87.3%	98.3%

Net premiums written to gross premiums written	70.4%	95.7%	78.9%	70.4%	95.3%	77.8%

(1)         Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)         The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$80,201	20.7	$62,874	17.4	$352,867	19.3	$297,985	17.3
Property, energy, marine and aviation	36,215	9.4	41,244	11.4	294,690	16.1	335,589	19.5
Professional liability	56,023	14.5	54,085	15.0	260,705	14.3	237,860	13.8
Executive assurance	59,262	15.3	59,035	16.4	250,904	13.7	231,405	13.4
Construction	23,283	6.0	22,912	6.4	130,201	7.1	120,405	7.0
Casualty	31,034	8.0	28,599	7.9	112,307	6.2	114,235	6.6
Lenders products	23,838	6.2	21,543	6.0	86,987	4.8	86,694	5.0
National accounts	18,047	4.7	19,110	5.3	80,929	4.4	80,973	4.7
Travel and accident	15,342	4.0	13,751	3.8	80,489	4.4	71,940	4.2
Surety	13,456	3.5	12,734	3.5	53,271	2.9	42,475	2.5
Healthcare	9,498	2.5	9,303	2.6	36,814	2.0	35,652	2.1
Other (1)	20,515	5.2	15,549	4.3	85,170	4.8	66,066	3.9
Total	$386,714	100.0	$360,739	100.0	$1,825,334	100.0	$1,721,279	100.0

Net premiums earned
Programs	$87,815	19.3	$75,085	17.8	$326,380	18.1	$287,598	17.1
Property, energy, marine and aviation	79,135	17.4	79,979	18.9	313,081	17.4	322,510	19.2
Professional liability	60,829	13.3	62,467	14.8	258,401	14.4	252,037	15.0
Executive assurance	60,570	13.3	56,782	13.4	241,791	13.4	228,623	13.6
Construction	33,537	7.4	28,569	6.8	129,446	7.2	112,764	6.7
Casualty	29,255	6.4	28,093	6.6	113,597	6.3	111,654	6.6
Lenders products	22,003	4.8	18,796	4.4	95,838	5.3	75,291	4.5
National accounts	20,301	4.5	20,572	4.9	79,771	4.4	79,542	4.7
Travel and accident	18,850	4.1	15,840	3.7	78,050	4.3	69,945	4.2
Surety	13,301	2.9	11,847	2.8	47,302	2.6	41,119	2.4
Healthcare	9,239	2.0	8,825	2.1	36,779	2.0	35,906	2.1
Other (1)	20,833	4.6	15,812	3.8	79,907	4.6	62,058	3.9
Total	$455,668	100.0	$422,667	100.0	$1,800,343	100.0	$1,679,047	100.0

Net premiums written by client location
United States	$289,675	74.9	$265,586	73.6	$1,314,577	72.0	$1,208,007	70.2
Europe	53,993	14.0	48,820	13.5	271,278	14.9	273,578	15.9
Asia and Pacific	18,465	4.8	21,700	6.0	120,492	6.6	119,523	6.9
Other	24,581	6.3	24,633	6.9	118,987	6.5	120,171	7.0
Total	$386,714	100.0	$360,739	100.0	$1,825,334	100.0	$1,721,279	100.0

Net premiums written by underwriting location
United States	$277,940	71.9	$254,463	70.5	$1,254,623	68.7	$1,153,835	67.0
Europe	80,685	20.9	78,323	21.7	472,132	25.9	463,855	26.9
Other	28,089	7.2	27,953	7.8	98,579	5.4	103,589	6.1
Total	$386,714	100.0	$360,739	100.0	$1,825,334	100.0	$1,721,279	100.0

(1) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

Gross premiums written	$571,157	$658,599	$676,090	$688,113	$540,617	$634,280	$635,005	$634,583	$527,783	$2,593,959	$2,444,485
Net premiums written	386,714	483,356	464,584	490,680	360,739	472,986	438,263	449,291	351,841	1,825,334	1,721,279

Net premiums earned	$455,668	$456,341	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$1,800,343	$1,679,047
Fee income	532	645	628	530	729	661	702	778	761	2,335	2,870
Losses and loss adjustment expenses	(383,106)	(307,155)	(290,416)	(303,164)	(282,769)	(290,608)	(301,642)	(297,723)	(264,848)	(1,283,841)	(1,172,742)
Acquisition expenses, net	(75,392)	(73,663)	(76,058)	(73,870)	(73,975)	(76,763)	(66,543)	(61,415)	(63,102)	(298,983)	(278,696)
Other operating expenses	(82,123)	(75,379)	(76,617)	(73,370)	(77,593)	(77,801)	(77,774)	(74,629)	(82,535)	(307,489)	(307,797)
Underwriting income (loss)	$(84,421)	$789	$4,131	$(8,134)	$(10,941)	$(6,541)	$(34,438)	$(25,398)	$(5,449)	$(87,635)	$(77,318)

Underwriting Ratios
Loss ratio	84.1%	67.3%	65.0%	68.6%	66.9%	66.4%	73.4%	73.0%	65.5%	71.3%	69.8%
Acquisition expense ratio (1)	16.4%	16.0%	16.9%	16.6%	17.3%	17.4%	16.0%	14.9%	15.4%	16.5%	16.4%
Other operating expense ratio	18.0%	16.5%	17.2%	16.6%	18.4%	17.8%	18.9%	18.3%	20.4%	17.1%	18.3%
Combined ratio	118.5%	99.8%	99.1%	101.8%	102.6%	101.6%	108.3%	106.2%	101.3%	104.9%	104.5%

Net premiums written
Programs	$80,201	$98,052	$92,998	$81,616	$62,874	$79,086	$81,629	$74,396	$60,969	$352,867	$297,985
Property, energy, marine and aviation	36,215	92,266	86,390	79,819	41,244	114,631	103,296	76,418	44,258	294,690	335,589
Professional liability	56,023	68,923	65,198	70,561	54,085	66,484	57,906	59,385	51,559	260,705	237,860
Executive assurance	59,262	63,059	60,205	68,378	59,035	62,328	53,974	56,068	54,448	250,904	231,405
Construction	23,283	23,481	49,784	33,653	22,912	23,576	42,408	31,509	20,014	130,201	120,405
Casualty	31,034	23,662	30,638	26,973	28,599	30,563	24,939	30,134	27,389	112,307	114,235
Lenders products	23,838	20,257	20,477	22,415	21,543	22,551	21,526	21,074	30,942	86,987	86,694
National accounts	18,047	22,483	4,961	35,438	19,110	17,275	4,397	40,191	14,024	80,929	80,973
Travel and accident	15,342	22,017	20,294	22,836	13,751	17,404	19,284	21,501	14,486	80,489	71,940
Surety	13,456	14,958	12,723	12,134	12,734	10,389	9,618	9,734	7,918	53,271	42,475
Healthcare	9,498	8,722	7,959	10,635	9,303	8,810	8,422	9,117	10,290	36,814	35,652
Other (2)	20,515	25,476	12,957	26,222	15,549	19,889	10,864	19,764	15,544	85,170	66,066
Total	$386,714	$483,356	$464,584	$490,680	$360,739	$472,986	$438,263	$449,291	$351,841	$1,825,334	$1,721,279

Net premiums earned
Programs	$87,815	$83,978	$80,589	$73,998	$75,085	$73,561	$71,934	$67,018	$69,462	$326,380	$287,598
Property, energy, marine and aviation	79,135	77,862	77,590	78,494	79,979	92,288	76,644	73,599	77,811	313,081	322,510
Professional liability	60,829	66,299	68,017	63,256	62,467	64,403	57,767	67,400	63,152	258,401	252,037
Executive assurance	60,570	61,599	60,856	58,766	56,782	56,783	60,488	54,570	55,270	241,791	228,623
Construction	33,537	32,409	31,692	31,808	28,569	28,590	27,214	28,391	26,837	129,446	112,764
Casualty	29,255	27,175	28,102	29,065	28,093	30,305	24,829	28,427	25,893	113,597	111,654
Lenders products	22,003	20,271	21,411	32,153	18,796	18,293	19,966	18,236	19,617	95,838	75,291
National accounts	20,301	21,919	18,415	19,136	20,572	19,642	18,166	21,162	17,360	79,771	79,542
Travel and accident	18,850	21,826	20,661	16,713	15,840	19,051	19,455	15,599	15,705	78,050	69,945
Surety	13,301	12,643	10,798	10,560	11,847	10,091	9,402	9,779	9,810	47,302	41,119
Healthcare	9,239	9,565	9,077	8,898	8,825	9,340	9,089	8,652	9,701	36,779	35,906
Other (2)	20,833	20,795	19,386	18,893	15,812	15,623	15,865	14,758	13,657	79,907	62,058
Total	$455,668	$456,341	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$1,800,343	$1,679,047

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Other specialty (1)	$59,827	26.4	$48,555	32.3	$297,962	24.3	$211,019	22.2
Property catastrophe	17,683	7.8	11,636	7.7	283,677	23.1	246,793	25.9
Property excluding property catastrophe (2)	55,929	24.7	36,430	24.2	265,783	21.7	226,013	23.7
Casualty (3)	50,132	22.1	34,968	23.3	216,067	17.6	181,957	19.1
Marine and aviation	21,038	9.3	16,130	10.7	84,649	6.9	77,309	8.1
Other (4)	21,819	9.7	2,666	1.8	78,763	6.4	8,956	1.0
Total	$226,428	100.0	$150,385	100.0	$1,226,901	100.0	$952,047	100.0

Net premiums earned
Other specialty (1)	$92,120	28.4	$60,891	24.3	$303,805	26.8	$189,093	19.8
Property catastrophe	80,271	24.8	62,408	24.9	280,185	24.7	238,748	25.1
Property excluding property catastrophe (2)	70,414	21.7	60,607	24.2	254,338	22.4	243,702	25.6
Casualty (3)	51,082	15.8	47,317	18.9	194,259	17.1	196,370	20.6
Marine and aviation	18,643	5.8	17,361	6.9	76,145	6.7	77,819	8.2
Other (4)	11,283	3.5	1,941	0.8	26,065	2.3	7,036	0.7
Total	$323,813	100.0	$250,525	100.0	$1,134,797	100.0	$952,768	100.0

Net premiums written
Pro rata	$159,439	70.4	$105,909	70.4	$598,874	48.8	$416,321	43.7
Excess of loss	66,989	29.6	44,476	29.6	628,027	51.2	535,726	56.3
Total	$226,428	100.0	$150,385	100.0	$1,226,901	100.0	$952,047	100.0

Net premiums earned
Pro rata	$150,787	46.6	$114,600	45.7	$515,764	45.4	$435,311	45.7
Excess of loss	173,026	53.4	135,925	54.3	619,033	54.6	517,457	54.3
Total	$323,813	100.0	$250,525	100.0	$1,134,797	100.0	$952,768	100.0

Net premiums written by client location
United States	$106,769	47.2	$60,860	40.5	$629,614	51.3	$512,319	53.8
Europe	61,464	27.1	34,835	23.2	341,674	27.8	250,809	26.3
Asia and Pacific	18,814	8.3	13,413	8.9	104,398	8.5	75,590	7.9
Bermuda	21,505	9.5	16,054	10.7	72,864	5.9	60,246	6.3
Other	17,876	7.9	25,223	16.7	78,351	6.5	53,083	5.7
Total	$226,428	100.0	$150,385	100.0	$1,226,901	100.0	$952,047	100.0

Net premiums written by underwriting location
Bermuda	$90,880	40.1	$82,087	54.6	$595,999	48.6	$531,254	55.8
United States	84,278	37.2	55,394	36.8	379,239	30.9	323,731	34.0
Ireland	44,596	19.7	9,149	6.1	223,861	18.2	83,892	8.8
Other	6,674	3.0	3,755	2.5	27,802	2.3	13,170	1.4
Total	$226,428	100.0	$150,385	100.0	$1,226,901	100.0	$952,047	100.0

(1) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

(2) Includes facultative business.

(3) Includes professional liability, executive assurance and healthcare business.

(4) Includes mortgage, life, casualty clash and other.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

Gross premiums written	$245,292	$279,751	$376,981	$379,976	$161,904	$227,837	$277,766	$331,013	$139,015	$1,282,000	$998,520
Net premiums written	226,428	271,893	355,649	372,931	150,385	218,395	268,280	314,987	131,070	1,226,901	952,047

Net premiums earned	$323,813	$292,350	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$1,134,797	$952,768
Fee income	5,132	432	178	13	253	187	82	37	2,053	5,755	559
Losses and loss adjustment expenses	(239,400)	(136,716)	(109,277)	(92,043)	(95,298)	(133,376)	(129,980)	(196,157)	(102,478)	(577,436)	(554,811)
Acquisition expenses, net	(58,176)	(54,402)	(52,231)	(45,092)	(49,364)	(43,442)	(44,096)	(47,339)	(41,722)	(209,901)	(184,241)
Other operating expenses	(38,282)	(29,001)	(29,140)	(26,123)	(25,707)	(22,340)	(23,671)	(21,227)	(29,693)	(122,546)	(92,945)
Underwriting income (loss)	$(6,913)	$72,663	$89,592	$75,327	$80,409	$45,108	$34,395	$(38,582)	$56,031	$230,669	$121,330

Underwriting Ratios
Loss ratio	73.9%	46.8%	39.0%	38.6%	38.0%	54.6%	56.0%	86.8%	45.0%	50.9%	58.2%
Acquisition expense ratio	18.0%	18.6%	18.6%	18.9%	19.7%	17.8%	19.0%	20.9%	18.3%	18.5%	19.3%
Other operating expense ratio	11.8%	9.9%	10.4%	10.9%	10.3%	9.2%	10.2%	9.4%	13.0%	10.8%	9.8%
Combined ratio	103.7%	75.3%	68.0%	68.4%	68.0%	81.6%	85.2%	117.1%	76.3%	80.2%	87.3%

Net premiums written
Other specialty (1)	$59,827	$70,412	$72,261	$95,462	$48,555	$40,882	$43,937	$77,645	$27,008	$297,962	$211,019
Property catastrophe	17,683	50,196	129,224	86,574	11,636	59,961	108,235	66,961	3,529	283,677	246,793
Property excluding property catastrophe (2)	55,929	68,627	65,734	75,493	36,430	64,495	53,938	71,150	46,835	265,783	226,013
Casualty (3)	50,132	38,273	43,702	83,960	34,968	34,873	40,755	71,361	32,274	216,067	181,957
Marine and aviation	21,038	19,152	18,842	25,617	16,130	17,037	19,978	24,164	21,303	84,649	77,309
Other (4)	21,819	25,233	25,886	5,825	2,666	1,147	1,437	3,706	121	78,763	8,956
Total	$226,428	$271,893	$355,649	$372,931	$150,385	$218,395	$268,280	$314,987	$131,070	$1,226,901	$952,047

Net premiums earned
Other specialty (1)	$92,120	$87,330	$78,207	$46,148	$60,891	$48,722	$40,511	$38,969	$30,296	$303,805	$189,093
Property catastrophe	80,271	69,059	68,992	61,863	62,408	64,910	59,788	51,642	54,768	280,185	238,748
Property excluding property catastrophe (2)	70,414	63,572	58,720	61,632	60,607	62,565	57,524	63,006	70,744	254,338	243,702
Casualty (3)	51,082	48,669	48,565	45,943	47,317	49,066	51,493	48,494	48,609	194,259	196,370
Marine and aviation	18,643	16,853	19,200	21,449	17,361	17,739	21,093	21,626	22,445	76,145	77,819
Other (4)	11,283	6,867	6,378	1,537	1,941	1,077	1,651	2,367	1,009	26,065	7,036
Total	$323,813	$292,350	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$1,134,797	$952,768

(1) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

(2) Includes facultative business.

(3) Includes professional liability, executive assurance and healthcare business.

(4) Includes mortgage, life, casualty clash and other.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2012		2012		2012		2012		2011
Investable assets:
Fixed maturities available for sale, at fair value	$9,839,988	76%	$9,944,186	75%	$9,556,326	75%	$9,221,145	74%	$9,375,604	76%
Fixed maturities, at fair value (1)	363,541	3%	306,424	2%	242,735	2%	250,805	2%	147,779	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	42,600	0%	34,769	1%	74,032	1%	50,813	0%	56,393	1%
Total fixed maturities	10,246,129	79%	10,285,379	78%	9,873,093	78%	9,522,763	76%	9,579,776	78%
Short-term investments available for sale, at fair value	722,121	6%	845,158	6%	1,087,910	8%	1,112,249	9%	904,219	7%
Short-term investments pledged under securities lending agreements, at fair value (2)	8,248	0%	—	0%	—	0%	—	0%	—	0%
Cash	371,041	3%	422,440	3%	355,392	3%	422,806	3%	351,699	3%
Equity securities available for sale, at fair value	312,749	2%	312,371	2%	260,864	2%	318,181	3%	299,584	2%
Equity securities, at fair value (1)	25,954	0%	28,405	0%	23,118	0%	52,766	0%	87,403	1%
Other investments available for sale, at fair value	549,280	4%	477,857	4%	381,576	3%	357,992	3%	238,111	2%
Other investments, at fair value (1)	527,971	4%	363,239	3%	230,990	2%	196,712	2%	131,721	1%
TALF investments, at fair value (3)	—	0%	270,206	2%	307,453	2%	313,187	2%	387,702	3%
Investments accounted for using the equity method	307,105	2%	339,587	3%	331,601	3%	347,273	3%	380,507	3%
Securities sold but not yet purchased	(6,924)	0%	(8,017)	0%	(9,206)	0%	(18,831)	0%	(27,178)	0%
Securities transactions entered into but not settled at the balance sheet date	(18,540)	0%	(117,742)	(1)%	(106,435)	(1)%	(121,435)	(1)%	(17,339)	0%
Total investable assets	$13,045,134	100%	$13,218,883	100%	$12,736,356	100%	$12,503,663	100%	$12,316,205	100%

Investment portfolio metrics (2):
Average effective duration (in years)	3.06		2.90		3.01		2.75		2.99
Average S&P/Moody’s credit ratings (4)	AA-/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa1
Imbedded book yield (5)	2.60%		2.80%		2.76%		2.76%		2.98%

Credit quality distribution of total fixed maturities (6):
U.S. government and government agencies (7)	$2,523,212	25%	$2,837,828	28%	$3,043,908	31%	$2,850,031	30%	$3,154,480	33%
AAA	3,413,431	33%	3,388,660	33%	3,325,996	34%	3,420,490	36%	3,229,161	34%
AA	1,563,846	15%	1,770,851	17%	1,505,032	15%	1,383,663	14%	1,425,249	15%
A	1,501,156	15%	1,158,492	11%	1,028,772	10%	917,925	10%	884,957	9%
BBB	538,140	5%	503,890	5%	428,200	4%	398,645	4%	412,566	4%
BB	174,527	2%	157,183	2%	152,982	2%	157,427	2%	140,029	1%
B	220,772	2%	203,416	2%	175,613	2%	172,360	2%	165,003	2%
Lower than B	175,866	2%	143,518	1%	116,846	1%	125,134	1%	114,672	1%
Not rated	135,179	1%	121,541	1%	95,744	1%	97,088	1%	53,659	1%
Total fixed maturities, at fair value	$10,246,129	100%	$10,285,379	100%	$9,873,093	100%	$9,522,763	100%	$9,579,776	100%

(1)         Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(2)         This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.

(3)         During the 2012 fourth quarter, the Company sold all investments it held under the FRBNY’s TALF program and the related secured financing was extinguished accordingly.

(4)         Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

(5)         The imbedded book yield is calculated excluding cash and certain fund investments and is before investment expenses.

(6)         For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

(7)         Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at December 31, 2012:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,884,687	$98,248	$(6,643)	$91,605	$2,793,082	103.3%
Non-U.S. government-backed corporates	247,958	7,550	(67)	7,483	240,475	103.1%
U.S. government and government agencies	1,131,688	20,178	(1,095)	19,083	1,112,605	101.7%
Agency mortgage-backed securities	1,195,793	10,989	(3,719)	7,270	1,188,523	100.6%
Non-agency mortgage-backed securities	336,943	13,820	(3,765)	10,055	326,888	103.1%
Agency commercial mortgage-backed securities	195,731	4,910	(2,308)	2,602	193,129	101.3%
Non-agency commercial mortgage-backed securities	628,434	32,604	(2,160)	30,444	597,990	105.1%
Municipal bonds	1,463,586	62,322	(1,421)	60,901	1,402,685	104.3%
Non-U.S. government securities	1,087,310	33,701	(8,860)	24,841	1,062,469	102.3%
Asset-backed securities	1,073,999	25,528	(5,838)	19,690	1,054,309	101.9%
Total	$10,246,129	$309,850	$(35,876)	$273,974	$9,972,155	102.7%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at December 31, 2012, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Industrials	$1,543,605	53.5%	11.8%
Financials	983,276	34.1%	7.5%
Covered bonds	168,404	5.8%	1.3%
Utilities	104,441	3.6%	0.8%
All other (1)	84,961	3.0%	0.7%
Total	$2,884,687	100.0%	22.1%

Credit quality distribution (3):
AAA	$525,917	18.2%	4.0%
AA	438,880	15.2%	3.4%
A	1,005,942	34.9%	7.7%
BBB	427,386	14.8%	3.3%
BB	142,309	4.9%	1.1%
B	199,823	6.9%	1.5%
Lower than B	29,339	1.0%	0.2%
Not rated	115,091	4.1%	0.9%
Total	$2,884,687	100.0%	22.1%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2012, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

General Electric Co	$79,947	2.8%	0.6%	AA+/A1
SBA Communications Corp	48,460	1.7%	0.4%	NR/A2
Caterpillar Inc	46,205	1.6%	0.4%	A/A2
AT&T Inc	44,103	1.5%	0.3%	A-/A2
Crown Castle Int’l Corp	38,960	1.4%	0.3%	NR/A3
Abbey National Treasury Svcs	37,351	1.3%	0.3%	A/A2
National Bank of Canada	29,666	1.0%	0.2%	A-/Aa2
Desjardins Group	29,329	1.0%	0.2%	A+/Aa1
Verizon Communications Inc	28,781	1.0%	0.2%	A-/A2
Royal Dutch Shell PLC	28,725	1.0%	0.2%	AA/Aa1
Total	$411,527	14.3%	3.2%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by S&P and Moody’s, respectively.

(3) For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2012, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,134	AA-	$2,271	106.4%	0.0%
	2004	10,006	BB+	9,920	99.1%	0.1%
	2005	46,969	CCC+	48,716	103.7%	0.4%
	2006	63,120	B	64,249	101.8%	0.5%
	2007	46,698	C	50,799	108.8%	0.4%
	2008	6,121	CC+	6,206	101.4%	0.0%
	2009 (6)	25,502	AA-	27,795	109.0%	0.2%
	2010 (6)	24,705	AAA	24,330	98.5%	0.2%
	2012 (6)	101,633	AAA	102,657	101.0%	0.8%
Total non-agency MBS		$326,888	BBB-	$336,943	103.1%	2.6%

Non-agency CMBS:	2004	$986	AAA	$901	91.4%	0.0%
	2005	1,522	A+	1,538	101.1%	0.0%
	2006	3,338	A+	3,592	107.6%	0.0%
	2007	27,041	A	29,174	107.9%	0.2%
	2008	649	AA+	631	97.2%	0.0%
	2009	117,200	AAA	126,831	108.2%	1.0%
	2011	144,593	AAA	155,586	107.6%	1.2%
	2012	302,661	AAA	310,181	102.5%	2.4%
Total non-agency CMBS		$597,990	AAA	$628,434	105.1%	4.8%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	80	77	22
Wtd. average life (months) (2)	17	48	62
Wtd. average loan-to-value % (3)	70.4%	68.9%	59.7%
Total delinquencies (4)	22.0%	19.9%	1.2%
Current credit support % (5)	53.3%	12.6%	28.6%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at December 31, 2012. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 28% to 86%, while the range of loan-to-values on CMBS is 12% to 114%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.
(6)	Primarily represents Re-REMICs with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset-backed securities (ABS) December 31, 2012:

		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$331,009	AAA	$336,609	101.7%	2.6%
Equipment (2)	240,867	A	243,350	101.0%	1.9%
Loans (3)	129,708	AA+	130,289	100.4%	1.0%
Autos (4)	145,020	AAA	145,148	100.1%	1.1%
Rate reduction bonds (5)	78,115	AAA	81,747	104.6%	0.6%
U.K. securitized (6)	50,571	AAA	52,676	104.2%	0.4%
Commodities (7)	35,000	AAA	35,635	101.8%	0.3%
Home equity (8)	13,548	B	17,474	129.0%	0.1%
Other	30,471	AA-	31,071	102.0%	0.2%
Total ABS	$1,054,309	AA	$1,073,999	101.9%	8.2%

The effective duration of the total ABS was 2.2 years at December 31, 2012.

(1)              The weighted average credit support % on credit cards is 13%.

(2)              The weighted average credit support % on equipment is 7%.

(3)              The weighted average credit support % on loans is 36%.

(4)              The weighted average credit support % on autos is 27%.

(5)              The weighted average credit support % on rate reduction bonds is 6%.

(6)              The weighted average credit support % on U.K. securitized is 20%.

(7)              The weighted average credit support % on commodities is 6%.

(8)              The weighted average credit support % on home equity is 21%.

The Company’s investment portfolio included $66.9 million par in sub-prime securities at December 31, 2012, with an estimated fair value of $42.1 million and an average credit quality of “B2/A-.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $5.4 million estimated fair value of sub-prime securities with an average credit quality of “CCC-/Caa3.”

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at December 31, 2012:

	Fair	% of Asset	% of Investable
	Value	Class	Assets
Composition:
Investment funds accounted for using the equity method	$52,214	14.0%	0.4%
Corporate bonds	95,038	25.6%	0.7%
Term loan investments (1)	224,528	60.4%	1.7%
Total	$371,780	100.0%	2.8%

Currency:
U.S.-denominated	$275,914	74.2%	2.1%
Euro-denominated	95,866	25.8%	0.7%
Total	$371,780	100.0%	2.8%

Sector:
Consumer cyclical	$85,648	23.0%	0.7%
Media	42,489	11.4%	0.3%
Consumer non-cyclical	40,108	10.8%	0.3%
Industrials	33,409	9.0%	0.3%
Basic materials	31,906	8.6%	0.2%
Utilities	9,444	2.5%	0.1%
All other	128,776	34.7%	1.0%
Total	$371,780	100.0%	2.8%

Weighted average rating factor (Moody’s)	B2

(1) Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Eurozone Investments

(U.S. dollars in thousands)

Composition of Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at December 31, 2012:

		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total
Country (1):
Germany	$199,527	$843	$10,094	$10,044	$12,712	$7,055	$240,275
Finland	118,434	254	—	—	—	—	118,688
Netherlands	—	15,439	46,040	—	6,240	15,673	83,392
France	—	6,766	28,828	16,148	4,736	13,882	70,360
Supranational (5)	29,969	—	—	—	—	—	29,969
Spain	—	—	941	15,101	3,201	328	19,571
Luxembourg	—	—	8,049	—	4,343	482	12,874
Belgium	2,014	—	7,402	—	—	—	9,416
Italy	4,092	—	—	—	828	927	5,847
Ireland	—	—	2,156	—	—	1,506	3,662
Austria	—	3,432	—	—	—	—	3,432
Total	$354,036	$26,734	$103,510	$41,293	$32,060	$39,853	$597,486

(1)

The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Cyprus, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at December 31, 2012.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.
(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.
(4)	Included in “corporate bonds” in the Bank Loan Investments table on page 17.
(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income (loss) available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

After-tax operating income (loss) available to common shareholders	$(24,667)	$120,247	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$350,640	$303,382
Net realized gains, net of tax	51,031	58,904	33,275	40,873	13,464	28,458	44,799	21,585	71,821	184,083	108,306
Net impairment losses recognized in earnings, net of tax	(6,035)	(2,379)	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(11,388)	(9,062)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	16,567	24,330	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	73,510	(9,605)
Net foreign exchange gains (losses), net of tax	(23,164)	(16,930)	32,108	(20,541)	13,177	59,948	(18,685)	(37,142)	6,581	(28,527)	17,298
Net income available to common shareholders	$13,732	$184,172	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$568,318	$410,319

Diluted per common share results:
After-tax operating income (loss) available to common shareholders	$(0.18)	$0.87	$1.02	$0.82	$0.94	$0.78	$0.43	$0.06	$0.87	$2.54	$2.19
Net realized gains, net of tax	0.37	0.42	0.24	0.30	0.10	0.21	0.32	0.15	0.48	1.33	0.78
Net impairment losses recognized in earnings, net of tax	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)	(0.08)	(0.07)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.12	0.18	0.06	0.18	(0.11)	(0.22)	0.04	0.21	0.15	0.53	(0.07)
Net foreign exchange (losses) gains, net of tax	(0.17)	(0.12)	0.23	(0.15)	0.09	0.43	(0.13)	(0.26)	0.05	(0.21)	0.14
Net income available to common shareholders	$0.10	$1.33	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$4.11	$2.97

Weighted average common shares and common share equivalents outstanding — diluted	138,270,853	138,696,934	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	138,258,847	138,289,702

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended															Cumulative
	December 31,		September 30,	June 30,	March 31,	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,
	2012		2012	2012	2012	2011		2011		2011		2011		2010		2012

Effect of share repurchases:
Aggregate cost of shares repurchased	$172,056		$0	$0	$0	$3		$20,833		$29,552		$237,173		$258,151		$2,730,089
Shares repurchased	3,924,306		—	—	—	100		655,772		881,961		8,062,383		8,679,051		108,682,524
Average price per share repurchased	$43.84		—	—	—	$31.51		$31.77		$33.51		$29.42		$29.74		$25.12

Average book value per common share (1)	$36.49		$35.62	$33.89	$32.55	$31.34		$30.81		$30.39		$29.90		$29.61

Average repurchase price-to-book multiple	1.20	x	—	—	—	1.01	x	1.03	x	1.10	x	0.98	x	1.00	x

Remaining share repurchase authorization (2)	$769,911

(1)         Equals average of beginning and ending book value per common share for each period presented.

(2)         Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010	2012	2011

After-tax operating income (loss) available to common shareholders	$(24,667)	$120,247	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$350,640	$303,382
Annualized after-tax operating income (loss) available to common shareholders (a)	$(98,668)	$480,988	$565,600	$454,640	$515,564	$428,704	$238,956	$30,304	$525,108	$350,640	$303,382

Beginning common shareholders’ equity	$5,023,794	$4,695,316	$4,514,456	$4,267,074	$4,110,899	$4,078,030	$3,964,035	$4,151,786	$4,354,905	$4,267,074	$4,151,786
Ending common shareholders’ equity	4,843,878	5,023,794	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,843,878	4,267,074
Average common shareholders’ equity (b)	$4,933,836	$4,859,555	$4,604,886	$4,390,765	$4,188,987	$4,094,465	$4,021,033	$4,057,911	$4,253,346	$4,555,476	$4,209,430

Annualized operating return on average common equity (a)/(b)	(2.0)%	9.9%	12.3%	10.4%	12.3%	10.5%	5.9%	0.7%	12.3%	7.7%	7.2%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011	2011	2011	2011	2010
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%)	$0	$0	$0	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%)	—	—	—	125,000	125,000	125,000	125,000	125,000	125,000
Series C non-cumulative preferred shares (6.75%)	325,000	325,000	325,000	—	—	—	—	—	—
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,843,878	5,023,794	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786
Total shareholders’ equity	$5,168,878	$5,348,794	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786

Total capital	$5,568,878	$5,748,794	$5,420,316	$5,239,456	$4,992,074	$4,835,899	$4,803,030	$4,689,035	$4,876,786

TALF non-recourse borrowings, at market value (1)	—	185,223	235,818	239,551	310,486	314,137	318,441	322,222	325,770

Total capital and TALF non-recourse borrowings	$5,568,878	$5,934,017	$5,656,134	$5,479,007	$5,302,560	$5,150,036	$5,121,471	$5,011,257	$5,202,556

Common shares outstanding, net of treasury shares (b)	133,842,613	136,540,178	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225

Book value per common share (2) (a)/(b)	$36.19	$36.79	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73

Leverage ratios:
Senior notes/total capital	5.4%	5.2%	5.5%	5.7%	6.0%	6.2%	6.2%	6.4%	6.2%
Revolving credit agreement borrowings/total capital	1.8%	1.7%	1.8%	1.9%	2.0%	2.1%	2.1%	2.1%	2.1%
Debt/total capital	7.2%	7.0%	7.4%	7.6%	8.0%	8.3%	8.3%	8.5%	8.2%
Preferred/total capital	5.8%	5.7%	6.0%	6.2%	6.5%	6.7%	6.8%	6.9%	6.7%
Debt and preferred/total capital	13.0%	12.6%	13.4%	13.8%	14.5%	15.0%	15.1%	15.5%	14.9%

(1)	During the 2012 fourth quarter, the Company sold all investments it held under the FRBNY’s TALF program and the related secured financing was extinguished accordingly.
(2)

Excludes the effects of stock options and restricted stock units outstanding. Amounts reflect the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts.